SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2005

Credit Suisse First Boston (USA), Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer (Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive office)	(Zip Code)

(212) 325-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

CREDIT SUISSE FIRST BOSTON (USA), INC.

Current Report on Form 8-K

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits:

Exhibit No.	Description

4.01	Form of Note for the Company’s Reverse Convertible Securities Linked to the Performance of Starbucks Corporation due April 28, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2005	CREDIT SUISSE FIRST BOSTON (USA), INC.

	By:	/s/ Lori Panzarino
Lori Panzarino
Authorized Person